SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2005

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

8875 Aero Drive
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

5775 Roscoe Court
San Diego, California 92123
(Former name or former address, if changed since last report )

Explanatory Note

        This Form 8-K/A amends the Current Report on Form 8-K of Encore Capital Group, Inc. dated February 22, 2005 and filed February 28, 2005. This amendment is being filed solely to correct a typographical error in the reconciliation attached as Exhibit 99.2 to the Current Report on Form 8-K of the non-GAAP financial measures for net income (loss) excluding one-time benefits and charges to GAAP net income (loss). The attached reconciliation supersedes and replaces the reconciliation filed as Exhibit 99.2 to such Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits

(c) Exhibits

99.1	Corrected reconciliation of the non-GAAP financial measures for net income (loss) excluding one-time benefits and charges to GAAP net income (loss).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: February 28, 2005	By /s/ Barry R. Barkley —————————————— Barry R. Barkley Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit          Description

99.1	Corrected reconciliation of the non-GAAP financial measures for net income (loss) excluding one-time benefits and charges to GAAP net income (loss).

4